SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 1, 2006

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On December 20, 2005, the Compensation Committee of the Board of Directors of Synovus Financial Corp. (“Registrant”) approved the annual base salaries of Registrant’s named executive officers for the 2006 proxy statement after a review of competitive market data, effective January 1, 2006. The following table sets forth the 2006 annual base salary levels of Registrant’s named executive officers:

Name                                                     Position                                         Base Salary

Richard E. Anthony               Chief Executive Officer and President       $819,000

James H. Blanchard               Chairman of the Board                                $620,000

G. Sanders Griffith, III          Senior Executive Vice President,
                                               General Counsel and Secretary                   $413,000

Frederick L. Green, III          Vice Chairman                                             $390,000

Elizabeth R. James                Vice Chairman and
                                               Chief People Officer                                    $375,500

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

(“Registrant”)

Dated: January 6, 2006	By: /s/Kathleen Moates

Kathleen Moates

Senior Deputy General Counsel